HANSEN NATURAL CORPORATION
                              1010 Railroad Street
                            Corona, California 92882


                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 26, 2001


                                                              September 20, 2001



Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Hansen Natural Corporation to be held on Friday, October 26, 2001 at 3:00 p.m., at the Board Room, 1010 Railroad Street, Corona, California 92882.

     In addition to the specific matters to be voted on at the meeting, there will be a report on the Company's business and an opportunity for stockholders of the Company to ask questions. I hope that you will be able to join us. If you are unable to attend, I strongly urge you to complete your enclosed proxy. Your vote is very important.

                                                     Sincerely,



                                                     Rodney C. Sacks
                                                     Chairman of the Board

                           HANSEN NATURAL CORPORATION


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD OCTOBER 26, 2001

TO THE STOCKHOLDERS OF THE COMPANY:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Hansen Natural Corporation ("Hansen" or the "Company") will be held on Friday, October 26, 2001 at 3:00 p.m., at the Board Room, 1010 Railroad Street, Corona, California 92882, for the following purposes:

         1. To elect six directors to hold office until the next annual meeting of stockholders of the Company.

         2. To approve and adopt the Hansen Natural Corporation 2001 Stock Option Plan.

         3. To ratify the appointment of Deloitte & Touche as independent auditors of the Company for the year ending December 31, 2001.

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement for Annual Meeting of Stockholders accompanying this Notice.

     Only stockholders of the Company of record at the close of business on August 31, 2001 are entitled to notice of and to vote at the meeting and any adjournment thereof.

     All stockholders of the Company are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. You may revoke your voted proxy at any time prior to the meeting or vote in person if you attend the meeting.

     A copy of the Company's Annual Report to Stockholders of the Company is enclosed.
                                                     Sincerely,

                                                     Rodney C. Sacks
                                                     Chairman of the Board
Corona, California
September 20, 2001

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                           HANSEN NATURAL CORPORATION



               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

     The enclosed Proxy is solicited on behalf of Hansen Natural Corporation ("Hansen" or the "Company") for use at the Annual Meeting of Stockholders of the Company to be held Friday, October 26, 2001 at 3:00 p.m. local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders of the Company. The Annual Meeting of Stockholders of the Company will be held at the Board Room, 1010 Railroad Street, Corona, California 92882.

     These proxy solicitation materials are being mailed on or about September 20, 2001, together with the Company's 2000 Annual Report to Stockholders of the Company, to all stockholders of the Company entitled to vote at the meeting.

Record Date and Principal Stockholders

     Holders of record of common stock at the close of business on September 12, 2001 are entitled to notice of and to vote at the meeting. There are no other outstanding voting securities of the Company. At the record date, 10,045,003 shares of the Company's common stock were issued and outstanding. The following table sets forth, as of the most recent practical date August 31, 2001, those persons known to the Company to be the beneficial owners of more than 5% of the Company's common stock:

    Name and Address                        Amount and Nature of       Percent
   of Beneficial Owner                      Beneficial Ownership       of Class

   Brandon Limited Partnership No. 1 (1)           654,822                6.5%

   Brandon Limited Partnership No. 2 (2)         2,831,667               28.2%

   Rodney C. Sacks (3)                           3,967,989 (4)           39.1%

   Hilton H. Schlosberg (5)                      3,929,086 (6)           38.8%

   James Douglas and Jean Douglas
   Irrevocable Descendants' Trust (7)              665,400 (8)            6.6%

1 The  mailing  address of Brandon  No. 1 is P.O.  Box 30749,  Seven Mile Beach,
Grand Cayman, British West Indies. The general partners of Brandon No. 1 are Rodney C. Sacks and Hilton H. Schlosberg.

2 The  mailing  address of Brandon  No. 2 is P.O.  Box 30749,  Seven Mile Beach,
Grand Cayman, British West Indies. The general partners of Brandon No. 2 are Rodney C. Sacks and Hilton H. Schlosberg.

3 The mailing address of Mr. Sacks is 1010 Railroad Street, Corona, California 92882.

4 Includes 387,500 shares of common stock owned by Mr. Sacks; 654,822 shares beneficially held by Brandon No. 1 because Mr. Sacks is one of Brandon No. 1's general partners; and 2,831,667 shares beneficially held by Brandon No. 2 because Mr. Sacks is one of Brandon No. 2's general partners. Also includes options to purchase 37,500 shares of common stock exercisable at $1.59 per share granted pursuant to a Stock Option Agreement dated January 30, 1998; and options presently exercisable to purchase 56,500 shares of common stock, out of options to purchase a total of 100,000 shares, exercisable at $4.25 per share, granted pursuant to a Stock Option Agreement dated February 2, 1999 between the Company and Mr. Sacks.

Mr. Sacks disclaims beneficial ownership of all shares deemed beneficially owned by him hereunder except (i) 387,500 shares of common stock; (ii) the 94,000 shares presently exercisable under Stock Option Agreements; (iii) 243,546 shares held by Brandon No. 1 allocable to the limited partnership interests in Brandon No. 1 held by Mr. Sacks, his children and a trust for the benefit of his children; and (iv) 250,000 shares held by Brandon No. 2 allocable to the limited partnership interests in Brandon No. 2 held by Mr. Sacks, his children and a trust for the benefit of his children.

5 The mailing address of Mr. Schlosberg is 1010 Railroad Street, Corona, California 92882.

6 Includes 348,597 shares of common stock owned by Mr. Schlosberg, of which 2,000 shares are owned jointly by Mr. Schlosberg and his wife; 654,822 shares beneficially held by Brandon No. 1 because Mr. Schlosberg is one of Brandon No. 1's general partners; and 2,831,667 shares beneficially held by Brandon No. 2 because Mr. Schlosberg is one of Brandon No. 2's general partners. Also includes options to purchase 37,500 shares of common stock exercisable at $1.59 per share granted pursuant to a Stock Option Agreement dated January 30, 1998 between the Company and Mr. Schlosberg; and options presently exercisable to purchase 56,500 shares of common stock, out of options to purchase a total of 100,000 shares, exercisable at $4.25 per share, granted pursuant to a Stock Option Agreement dated February 2, 1999 between the Company and Mr. Schlosberg.

Mr. Schlosberg disclaims beneficial ownership of all shares deemed beneficially owned by him hereunder except (i) 348,597 shares of common stock; (ii) the 94,000 shares presently exercisable under Stock Option Agreements; (iii) 247,911 shares held by Brandon No. 1 allocable to the limited partnership interests in Brandon No 1 held by Mr. Schlosberg and his children; and (iv) 250,000 shares held by Brandon No. 2 allocable to the limited partnership interests in Brandon No. 2 held by Mr. Schlosberg and his children.

7 The mailing address of this reporting person is 4040 Civic Center Drive, Suite 530, San Rafael, California 94903.

8 Includes 226,482 shares of common stock owned by Kevin Douglas; 222,409 shares of common stock owned by James and Jean Douglas Irrevocable Descendant's Trust; and 216,509 shares of common stock owned by Douglas Family Trust.



Section 16(a) Reports

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file by specific dates with the Securities and Exchange Commission (the "SEC"), initial reports of ownership and reports of changes in ownership of equity securities of the Company. Officers, directors and greater than 10% stockholders of the Company are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

     To the Company's knowledge, based solely on review of copies of such reports furnished to the Company during the two fiscal years ended December 31, 2000, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than 10% stockholders of the Company were complied with.

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or duly executed proxy bearing a later date or by attending the meeting and voting in person.

Voting and Solicitation

     In accordance with the Company's by-laws, directors shall be elected by the affirmative vote of a plurality of the votes cast in person or by proxy by the holders of shares entitled to vote in the election at the Annual Meeting of Stockholders of the Company, and (i) the approval and adoption of the Hansen Natural Corporation 2001 Stock Option Plan and (ii) the ratification of Deloitte & Touche as independent auditors shall be by the affirmative vote of the majority of the shares voting on the proposal in person or by proxy at the Annual Meeting of Stockholders of the Company, in each case, provided a quorum is present. Thus, abstentions and broker non-votes will not be included in vote totals and will have no effect on the outcome of the vote. No stockholder shall be entitled to cumulate votes.

     The cost of soliciting proxies will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or letter.

Deadline for Receipt of Stockholder Proposals

     It is presently intended that next year's Annual Meeting of Stockholders of the Company will be held in September of 2002. Accordingly, proposals of stockholders of the Company which are intended to be presented by such stockholders of the Company at next year's Annual Meeting of Stockholders must be received by the Company by no later than June 30, 2002 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

Nominees

     A Board of six directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's six nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting of Stockholders, the proxies will be voted for any nominee who shall be designated by the present Board of directors of the Company to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

     The names of the nominees, and certain information about them, are set forth below.

     Name of Nominee                     Age               Director Since


     Rodney C. Sacks......................51                     1990
     Hilton H. Schlosberg.................48                     1990
     Benjamin M. Polk.....................50                     1990
     Norman C. Epstein....................60                     1992
     Harold C. Taber, Jr..................62                     1992
     Mark S. Vidergauz....................48                     1998

     Set forth below is a description of each nominee's principal occupation and business background during the past five years.

     Rodney C. Sacks has been Chairman of the Board of Directors, Chief Executive Officer and director of the Company from November 1990 to the present. Member of the Executive Committee of the Board of Directors of the Company since October 1992. Chairman and a director of Hansen Beverage Company ("HBC") from June 1992 to the present. Chief Financial Officer of the Company from November 1990 to July 1996.

     Hilton H. Schlosberg has been Vice Chairman of the Board of Directors, President, Chief Operating Officer, Secretary, and a director of the Company from November 1990 to the present. Chief Financial Officer of the Company since July 1996. Member of the Executive Committee of the Board of Directors of the Company since October 1992. Member of the Audit Committee of the Board of Directors of the Company from September 1997 until April 2000. Vice Chairman of the Board of Directors, Secretary and a director of HBC from July 1992 to the present. Director and/or Deputy Chairman of AAF Industries PLC, a United Kingdom publicly quoted industrial group, from June 1990 until April 1995.

     Benjamin M. Polk has been a director of the Company from November 1990 to the present. Assistant Secretary of HBC since October 1992 and a director of HBC since July 1992. Member of the Audit Committee of the Board of Directors of the Company from September 1997 to November 2000. Member of the Compensation Committee of the Board of Directors of the Company from April 1991 until September 1997. Partner with Winston and Strawn where Mr. Polk has practiced law with that firm and its predecessors, Whitman Breed Abbott & Morgan, LLP and Whitman & Ransom, from August 1976 to the present.

     Norman C. Epstein has been a director of the Company and member of the Compensation Committee of the Board of Directors of the Company since June 1992. Member and Chairman of the Audit Committee of the Board of Directors of the Company since September 1997. Director of HBC since July 1992. Director of Integrated Asset Management Limited, a company listed on the London Stock Exchange, since June 1998. Managing Director of Cheval Acceptances, a mortgage finance company based in London, England. Partner with Moore Stephens, an international accounting firm, from 1974 to December 1996 (senior partner beginning 1989 and the managing partner of Moore Stephens, New York from 1993 until 1995).

     Harold C. Taber, Jr. has been a director of the Company since July 1992. Consultant to the Company from July 1, 1997 to June 30, 2000. Member of the Audit Committee of the Board of Directors since April 2000. Consultant to The Joseph Company from September 1997 to March 1999. President and Chief Executive Officer and a director of HBC from July 1992 to June 1997. On June 30, 1997, Mr. Taber resigned from his employment as well as director, President and Chief Executive Officer of HBC. In addition, effective June 30, 1997, Mr. Taber resigned as a member of the Executive Committee on which he served since October 1992.

     Mark S. Vidergauz has been a director of the Company and member of the Compensation Committee of the Board of Directors of the Company since June 1998. Member of the Audit Committee of the Board of Directors since April 2000. Chief Executive Officer and Managing Director of Sage Group, LLC since April 2000. Managing director and head of the Los Angeles office of ING Baring Furman Selz LLC, a diversified financial services institution headquartered in the Netherlands from April 1995 to April 2000. Prior to joining ING Baring Furman Selz LLC in April 1995, Mr. Vidergauz was a managing director at Wedbush Morgan Securities, an investment banking firm in Los Angeles, from 1991 to 1995. Prior to joining Wedbush, Mr. Vidergauz was a corporate finance attorney in the Los Angeles office of O'Melveny & Meyers.

Security Ownership of Management

     The following table sets forth information as to the beneficial ownership of shares of common stock as at August 31, 2001 held by persons who are directors of the Company naming them, and as to directors and officers of the Company as a group, without naming them.

Name of                     Amount and Nature          Percent
Beneficial Owner           of Beneficial Owner         of Class

Rodney C. Sacks                 3,967,989 (1)           39.1%
Hilton H. Schlosberg            3,929,086 (2)           38.8%
Harold C. Taber, Jr.              107,419 (3)            1.1%
Mark S. Vidergauz                  12,000 (4)              *%

Officers and Directors as a group (6 members:
4,530,005 shares or 44.2% in aggregate)
-------------
*Less than 1%

THE BOARD OF DIRECTORS URGES STOCKHOLDERS TO VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.

1 Includes 387,500 shares of common stock owned by Mr. Sacks; 654,822 shares beneficially held by Brandon No. 1 because Mr. Sacks is one of Brandon No. 1's general partners; and 2,831,667 shares beneficially held by Brandon No. 2 because Mr. Sacks is one of Brandon No. 2's general partners. Also includes options to purchase 37,500 shares of common stock exercisable at $1.59 per share granted pursuant to a Stock Option Agreement dated January 30, 1998; and options presently exercisable to purchase 56,500 shares of common stock, out of options to purchase a total of 100,000 shares, exercisable at $4.25 per share, granted pursuant to a Stock Option Agreement dated February 2, 1999 between the Company and Mr. Sacks.

Mr. Sacks disclaims beneficial ownership of all shares deemed beneficially owned by him hereunder except (i) 387,500 shares of common stock; (ii) the 94,000 shares presently exercisable under Stock Option Agreements; (iii) 243,546 share held by Brandon No. 1 allocable to the limited partnership interests in Brandon No. 1 held by Mr. Sacks, his children and a trust for the benefit of his children; and (iv) 250,000 shares held by Brandon No. 2 allocable to the limited partnership interests in Brandon No. 2 held by Mr. Sacks, his children and a trust for the benefit of his children.

2 Includes 348,597 shares of common stock owned by Mr. Schlosberg of which 2,000 shares are owned jointly by Mr. Schlosberg and his wife; 654,822 shares beneficially held by Brandon No. 1 because Mr. Schlosberg is one of Brandon No. 1's general partners; and 2,831,667 shares beneficially held by Brandon No. 2 because Mr. Schlosberg is one of Brandon No. 2's general partners. Also includes options to purchase 37,500 shares of common stock exercisable at $1.59 per share granted pursuant to a Stock Option Agreement dated January 30, 1998 between the Company and Mr. Schlosberg; and options presently exercisable to purchase 56,500 shares of common stock, out of options to purchase a total of 100,000 shares, exercisable at $4.25 per share, granted pursuant to a Stock Option Agreement dated February 2, 1999 between the Company and Mr. Schlosberg.

Mr. Schlosberg disclaims beneficial ownership of all shares deemed beneficially owned by him hereunder except (i) 348,597 shares of common stock; (ii) the 94,000 shares presently exercisable under Stock Option Agreements; (iii) 247,911 shares held by Brandon No. 1 allocable to the limited partnership interests in Brandon No. 1 held by Mr. Schlosberg and his children; and (iv) 250,000 shares held by Brandon No. 2 allocable to the limited partnership interests in Brandon No. 2 held by Mr. Schlosberg and his children.

3 Includes 71,137 shares of common stock owned by Mr. Taber; and 36,281.7 shares of common stock owned by the Taber Family Trust of which Mr. Taber and his wife are trustees.

4 Includes options to purchase 12,000 shares of common stock, exercisable at $3.72 per share, granted under a Stock Option Agreement with the Company dated as of June 18, 1998 pursuant to the Directors Plan.

Change of Control

     There are no arrangements known to the Company, the operation of which may, at a subsequent date, result in a change of control of the Company.

                                  PROPOSAL TWO
          ADOPTION OF HANSEN NATURAL CORPORATION 2001 STOCK OPTION PLAN


     The Board of Directors (the "Board") believes that it is in the best interests of the Company and its stockholders to adopt the Hansen Natural Corporation 2001 Stock Option Plan (the "2001 Option Plan"). The 2001 Option Plan is intended to replace the Company's Stock Option Plan under which awards could not be granted after July 1, 2001. The Board approved the 2001 Option Plan by written consent dated June 24, 2001, subject to the approval of the stockholders at the Annual Meeting. The 2001 Option Plan is intended to encourage ownership of the Company's Common Stock by employees of the Company, its subsidiaries and affiliates ("Participating Companies") who are considered to contribute to the growth or profitability of the Company and to provide incentives to eligible employees to use their best efforts on behalf of the Participating Companies. The Board believes that the 2001 Option Plan will enable the Participating Companies to retain and attract persons of outstanding abilities. If the 2001 Option Plan is approved by the stockholders at the Annual Meeting it will be effective as of July 1, 2001.

     The 2001 Option Plan provides for the grant of both incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options (collectively "Options"), as well as stock appreciation rights ("SARs") (Options and SARs being sometimes collectively hereinafter referred to as "Awards"). No more than an aggregate of 2,000,000 shares of Common Stock (subject to adjustment in the event of stock splits or other changes in the Common Stock ) may be awarded under the 2001 Option Plan or purchased upon exercise of the Options.

     The 2001 Option Plan will be administered by the Board's Compensation Committee or such other committee as the Board may appoint (the "Committee"). The Committee shall have at least two members and each member shall be a member of the Board and (unless otherwise determined by the Board) shall satisfy the "nonemployee director" requirements of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") and the "outside director" provisions of
Section 162(m) of the Code.

     The Committee will select those employees who will participate in the 2001 Option Plan based upon its sole judgment as to their past or potential contribution to the growth or profitability of the businesses of the Participating Companies and will determine (i) whether the Options to be granted will be incentive stock options or nonqualified stock options or a combination thereof, (ii) the number of shares of Common Stock subject to Options granted or used to determine the value of a SAR, (iii) the time or times when and the manner in which Options can be exercised and the duration of the exercise period and (iv) whether all or part of an Option may be cancelled by the exercise of a SAR, and (v) any other terms not inconsistent with the 2001 Option Plan. Awards may be granted to an employee who is not an officer of the Company by the Board or the Executive Committee of the Board (in lieu of the Committee), in which case the Board or Executive Committee may exercise any discretionary authority that would otherwise be exercisable by the Committee.

     No officer of the Company may be granted an Award during any consecutive 24-month period for more than 1,000,000 shares of Common Stock (subject to adjustment in the event of stock splits or other changes in the Common Stock). Awards may be granted for terms not exceeding ten years from their date of grant (five years in the case of an incentive stock option granted to an employee who, at the time of grant, owns more than 10% of the Company's voting stock ("Ten Percent Shareholder")). No Award may be granted more than ten years after the effective date of the 2001 Option Plan. Each Award will be evidenced by an agreement incorporating its terms and conditions.

     The exercise price of incentive stock options and tandem SARs granted under the 2001 Option Plan must be at least equal to the fair market value of the Common Stock (or, in the case of an employee who is a Ten Percent Shareholder, 110% of such fair market value) on the date of grant. In addition, the aggregate fair market value, as of the date of grant, of shares of Common Stock for which incentive stock options granted to any employee may first become exercisable in any calendar year cannot exceed $100,000 . The exercise price of nonqualified stock options and SARs may be at any price equal to or greater than the par value of the Common Stock (presently $.005 per share).

     Options and SARs are not transferable other than by will or pursuant to the laws of descent and distributions; provided, however, that if the Award agreement so provides, an employee may transfer an Award other than an incentive stock option or related SAR to the employee's spouse, parents, children, or grandchildren, or to a trust for the benefit of such family members, provided the employee does not receive any consideration for the transfer. Any Award so transferred remains subject to the same terms and conditions as applied immediately before the transfer (except that the Award is not further transferable by the transferee during the employee's lifetime).

     The exercise price for shares of Common Stock subject to Options may be paid with cash, stock, a combination of the foregoing, or any other form of consideration deemed appropriate by the Committee and having a fair market value equal to the exercise price. Alternatively, an Option may be exercised in whole or in part by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price and applicable withholding taxes, and such other documents as the Committee may determine. The Committee may also provide for loans to employees in connection with the exercise of an Option on such terms as the Committee may determine.

     Upon exercise of a SAR, an employee will receive a cash payment equal to the number of shares of Common Stock covered by the SAR multiplied by the excess of the fair market value of a share of Common Stock at the time of exercise over the exercise price of the related Option (or if there is no related Option, an amount not less than the fair market value of a share of Common Stock on the date of grant). In the case of a tandem SAR, the related Option will be canceled at the time of such exercise.

     The Committee will interpret the provisions of the 2001 Option Plan, make all necessary decisions and determinations and provide other related administrative services. Subject to the provisions of the 2001 Option Plan, the Committee may act in its sole discretion and its decisions and determinations under the 2001 Option Plan need not be uniform and may treat similarly situated employees in a dissimilar manner.

     The Committee will also provide for certain specific terms regarding Options and SARs in individual option agreements between the Company and pertinent employees. Among other things, such agreements may provide for conditions to the exercise of Options or SARs, including a required period of employment by a Participating Company or the attainment of certain performance goals or other criteria, and may provide for exercisability in installments. In the case of SARs, the agreements will provide that the period during which a SAR is exercisable can commence no earlier than six months following the date of grant.

     Under the 2001 Option Plan, if an employee's employment terminates, Options or SARs granted to such employee are exercisable, to the extent exercisable by the employee at the date of termination, at any time within three months after the date of termination, or during such other period and on such other terms as the Committee may determine but not later than the expiration of its term. If an employee who has been granted an Option or SAR dies while an employee of a Participating Company, such employee's Options or SARs are exercisable, to the extent exercisable on his or her date of death, by the employee's designated beneficiary or as otherwise required by law at any time or from time to time within six months after the date of death or during such other period and on such other terms as the Committee may determine. If the employment of an employee who has been granted an Option or SAR terminates as a result of such employee's total disability, such employee's Options or SARs are exercisable, to the extent exercisable on the date of termination, at any time or from time to time within six months after the date of termination or during such other period and on such other terms as the Committee may determine.

     In the event that an employee's employment terminates for any reason prior to the date on which some or all of the Options or SARs become exercisable, such Options or SARs automatically expire without compensation and may be granted again. However, the Committee may in its sole discretion determine to pay reasonable compensation to employees (or, in the case of death, their beneficiaries) whose employment terminates as the result of death or total disability.

     The Board in its sole discretion may provide at the time of grant of an Option or otherwise that upon the occurrence of a change of control of the
Company  (as  determined  by the  Board),  all  or a  specified  portion  of any outstanding Options not theretofore exercisable shall immediately become exercisable and that any Option not exercised prior to such change in control shall be canceled.

     The Board may, at any time, amend or terminate the 2001 Option Plan. However, no amendment shall become effective without approval by a majority of the Company's stockholders if such approval is necessary or desirable for the continued validity of the Plan or if the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 or any successor rule under the Exchange Act or Section 162(m) of the Code or any other rule or regulation. No amendment or termination may retroactively impair the rights of any person with respect to an Option or SAR.

     The foregoing description of the 2001 Option Plan is qualified by reference to the detailed terms of the 2001 Option Plan, a copy of which is attached as Exhibit A hereto. Stockholders are urged to review the 2001 Option Plan before determining how to vote on this proposal.

     THE BOARD OF DIRECTORS URGES STOCKHOLDERS TO VOTE "FOR" THE ADOPTION OF THE 2001 OPTION PLAN.

                                 PROPOSAL THREE
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has selected Deloitte & Touche, independent auditors, to audit the financial statements of the Company for the year ending December 31, 2001. In the event of a negative vote on such ratification, the Board of Directors of the Company will reconsider its selection.

     Representatives of Deloitte & Touche are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from stockholders of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF DELOITTE & TOUCHE AS THE COMPANY'S INDEPENDENT AUDITORS.

                                   MANAGEMENT

Board Meetings and Committees

     The Board of Directors of the Company held two meetings during the period January 1, 2000 to December 31, 2000. Rodney C. Sacks, Hilton H. Schlosberg, Benjamin M. Polk, Norman C. Epstein and Harold C. Taber, Jr. attended both meetings. Mark S. Vidergauz attended one meeting.

     The Audit Committee, composed of Norman C. Epstein (Chairman), Harold C. Taber, Jr. and Mark S. Vidergauz, did not hold any meetings during the year ended December 31, 2000. The Audit Committee last met in March 2001 in connection with the audit of the Company's financial statements for the year ended December 31, 2000. See "Audit Committee"

     The Compensation Committee, composed of Norman C. Epstein and Mark S. Vidergauz, did not hold any meetings during the year ended December 31, 2000. Awards granted under the Company's Stock Option Plan during the year ended December 31, 2000 were authorized by written consent of the Compensation Committee.

     The Executive Committee composed of Rodney C. Sacks and Hilton H. Schlosberg, did not hold any meetings during the year ended December 31, 2000. Decisions made by the Executive Committee during the year ended December 31, 2000 were authorized by written consent.

Employment Agreements

     The Company entered into an employment agreement dated as of January 1, 1999, with Rodney C. Sacks pursuant to which Mr. Sacks renders services to the Company as its Chairman and Chief Executive Officer for an annual base salary of $180,000, for the twelve-month period ending December 31, 1999, increasing by a minimum of 8% for each subsequent twelve-month period during the employment period, plus an annual bonus in an amount determined at the discretion of the Board of Directors of the Company and certain fringe benefits. The employment period commenced on January 1, 1999 and ends on December 31, 2003.

     The Company also entered into an employment agreement dated as of January 1, 1999, with Hilton H. Schlosberg pursuant to which Mr. Schlosberg renders services to the Company as its Vice Chairman, President and Chief Financial
Officer, for an annual base salary of $180,000, for the twelve-month period ending December 31, 1999, increasing by a minimum of 8% for each subsequent twelve-month period during the employment period, plus an annual bonus in an amount determined at the discretion of the Board of Directors of the Company and certain fringe benefits. The employment period commenced on January 1, 1999 and ends on December 31, 2003.


     The preceding descriptions of the employment agreements for Messrs. Sacks and Schlosberg are qualified in their entirety by reference to such agreements which have previously been filed or incorporated by reference as exhibits to the Company's annual report on Form 10-K for the year ended December 31, 2000.

Executive Compensation

     The following tables set forth certain information regarding the total remuneration earned and grants of options/SARs made to the chief executive officer and each of the four most highly compensated executive officers of the Company and its subsidiaries who earned total cash compensation in excess of $100,000 during the year ended December 31, 2000. These amounts reflect total cash compensation paid by the Company and its subsidiaries to these individuals during the fiscal years December 31, 1998 through 2000.


                           SUMMARY COMPENSATION TABLE
========================================== =================================================================
                                                                                             Long Term
                                                                                           Compensation (4)
                                                                                        --------------------
                                                   ANNUAL COMPENSATION                        Awards (5)
------------------------------------------ -------------------------------------------- --------------------
                                                                            Other            Securities
                                                            Bonus (2)       Annual           underlying
Name and Principal Positions     Year       Salary (1)($)      ($)     Compensation ($)   Options/SARs (#)
----------------------------- ------------ -------------- ----------- ----------------  -------------------
Rodney C. Sacks                  2000         194,400         10,000          6,262 (3)          -
Chairman, CEO                    1999         180,000         25,000          6,088 (3)       100,000
and Director                     1998         160,000         34,000      1,927,431 (6)        75,000
----------------------------- ------------ -------------- ----------- ----------------- --------------------
Hilton H. Schlosberg             2000         194,400         10,000          6,263 (3)          -
Vice-Chairman, CFO               1999         180,000         25,000          6,088 (3)       100,000
President,   Secretary   and     1998         160,000         34,000      1,689,972 (7)        75,000
Director
----------------------------- ------------ -------------- ----------- ----------------- --------------------
Mark J. Hall                     2000         160,000         20,000          8,061 (3)          -
Sr. Vice President               1999         150,000         40,000          7,551 (3)        30,000
Distributor Division             1998         136,250         65,000        180,982 (8)       120,000
----------------------------- ------------ -------------- ----------- ----------------- --------------------
Kirk S. Blower                   2000         115,000          4,000          7,316 (3)          -
Sr. Vice President               1999         110,000         16,800          7,099 (3)        12,500
Juice Division                   1998         111,250         16,800        363,440 (9)          -
----------------------------- ------------ -------------- ----------- ----------------- --------------------
Timothy M. Welch                 2000         110,000          3,000         14,202 (10)         -
Sr. Vice President               1999          99,000         12,960         12,310 (10)       72,000
Soda Division                    1998            -              -                 -              -
============================= ============ ============== =========== ================= ====================

1 SALARY - Pursuant to their employment agreements, Messrs. Sacks and Schlosberg are each entitled to an annual base salary of $194,400 and $180,000 for 2000 and 1999 respectively. For 1998, Messrs. Sacks and Schlosberg agreed to a temporary reduction of their respective salaries to $160,000.

2BONUS - Payments made in 2001, 2000 and 1999 for bonuses accrued in 2000, 1999 and 1998.

3 OTHER ANNUAL COMPENSATION - The cash value of perquisites of the named persons did not total $50,000 or 10% of payments of salary and bonus for the years shown.

4 LTIP PAYOUTS - None paid. No plan in place.

5 RESTRICTED STOCK AWARDS - The Company does not have a plan for restricted stock awards.

6 Includes $1,921,625 representing the dollar value of the difference between the price paid for common stock of the Company through the exercise of stock options and the fair market value of the common stock on the date of exercise; and $5,806 for automobile expense reimbursement.

7 Includes $1,684,125 representing the dollar value of the difference between the price paid for common stock of the Company through the exercise of stock options and the fair market value of the common stock on the date of exercise; and $5,847 for automobile expense reimbursement.

8 Includes $179,660 representing the dollar value of the difference between the price paid for common stock of the Company through the exercise of stock options and the fair market value of the common stock on the date of exercise; and $1,322 for automobile expense reimbursement.

9 Includes $362,040 representing the dollar value of the difference between the price paid for common stock of the Company through the exercise of stock options and the fair market value of the common stock on the date of exercise; and $1,400 for automobile expense reimbursement.

10 Includes $6,000 for automobile expense reimbursement and $6,000 for housing expenses in 2000. Includes $5,500 for automobile expense reimbursement and $5,500 for housing expenses in 1999.

ALL OTHER COMPENSATION - none paid

OPTION/SAR GRANTS FOR THE YEAR ENDED DECEMBER 31, 2000

None.




AGGREGATED OPTION/SAR EXERCISES DURING THE YEAR ENDED DECEMBER 31 2000 AND OPTION/SAR VALUES AT DECEMBER 31, 2000

=========================== ===================== =================== ==================== =====================

                                                                           Number of
                                                                          underlying      Value of unexercised
                                                                          unexercised         in-the-money
                                                                        options/SARs at      options/SARs at
                                                                       December 31, 2000    December 31, 2000
                                                                               (#)                 ($)
                                                                      -------------------- ---------------------
                             Shares acquired on          Value            Exercisable/        Exercisable/
            Name                exercise (#)          Realized ($)        Unexercisable       Unexercisable
--------------------------- --------------------- ------------------- -------------------- ---------------------
Rodney C. Sacks                     -                     -             70,500/67,000(1)      85,688 / 0
--------------------------- --------------------- ------------------- -------------------- ---------------------
Hilton H. Schlosberg                -                     -             70,500/67,000(1)      85,688 / 0
--------------------------- --------------------- ------------------- -------------------- ---------------------
Mark J. Hall                        -                     -             68,000/48,000(2)     180,820 / 135,120
--------------------------- --------------------- ------------------- -------------------- ---------------------
Kirk J. Blower                      -                     -              2,500/10,000(3)           0 / 0
--------------------------- --------------------- ------------------- -------------------- ---------------------
Timothy M. Welch                    -                     -             14,400/57,600(4)           0 / 0
=========================== ===================== =================== ==================== =====================

1 Includes options to purchase 37,500 shares of common stock at $1.59 per share of which all are exercisable at December 31, 2000, granted pursuant to a Stock Option Agreements dated January 30, 1998 between the Company and Messrs. Sacks and Schlosberg, respectively; and options to purchase 100,000 shares of common stock at $4.25 per share of which 33,000 are exercisable at December 31, 2000, granted pursuant to Stock Option Agreements dated February 2, 1999 between the Company and Messrs. Sacks and Schlosberg, respectively.

2 Includes options to purchase 96,000 shares of common stock at $1.06 per share of which 48,000 are exercisable at December 31, 2000, granted pursuant to a Stock Option Agreement dated February 10, 1997 between the Company and Mr. Hall; options to purchase 20,000 shares of common stock at $1.59 per share of which 20,000 are exercisable at December 31, 2000, granted pursuant to a Stock Option Agreement dated January 30, 1998 between the Company and Mr. Hall.

3 Includes options to purchase 12,500 share of common stock at $4.25 per share of which 2,500 are exercisable at December 31, 2000, granted pursuant to a Stock Option Agreement dated February 2, 1999 between the Company and Mr. Blower.

4 Includes options to purchase 72,000 shares of common stock at $4.44 per share of which 14,400 are exercisable at December 31, 2000, granted pursuant to a Stock Option Agreement dated February 1, 1999 between the Company and Mr. Welch.

Performance Graph

     The following graph shows a five-year comparison of cumulative total returns. 1

                           TOTAL SHAREHOLDER RETURNS

                            ANNUAL RETURN PERCENTAGE

For the years ended December 31,

Company Name/Index                    1996     1997     1998     1999     2000
-------------------------           -------- -------- -------- -------- --------
HANSEN NAT CORP                       54.59    70.62   196.63   (19.78)  (10.13)
S&P SMALLCAP 600 INDEX                21.32    25.58    (1.31)   12.40    11.80
PEER GROUP                            49.88    34.05   (43.03)    9.99    17.78


                                INDEXED RETURNS

For the years ended December 31,

                             Base
                            Period
Company Name/Index           1995     1996     1997     1998     1999     2000
--------------------------  ------  -------- -------- -------- -------- --------
HANSEN NAT CORP               100    154.59   263.76   782.39   627.66   564.05
S&P SMALLCAP 600 INDEX        100    121.32   152.36   150.37   169.02   188.96
PEER GROUP                    100    149.88   200.91   114.46   125.90   148.28


1 Annual return assumes reinvestment of dividends. Cumulative total return assumes an initial investment of $100 on December 31, 1995. The Company's self-selected peer group is comprised of Saratoga Beverage Group, National Beverage Corporation, Clearly Canadian Beverage Company, Triarc Companies, Inc., Leading Brands, Inc. and Northland Cranberries. All of the companies in the peer group traded during the entire five-year period with the exception of Saratoga Beverage Group, which traded through 1999, and Triarc Companies, Inc. which sold its beverage business in October 2000.

Compensation of Directors

     The Company's current policy is to pay outside directors (non-executive officers who are not contractually entitled to be nominated to serve as directors) annual fees of $7,000 plus $500 for each meeting attended of the Board of Directors of the Company or any committee thereof. Norman E. Epstein, Benjamin M. Polk, and Harold C. Taber, Jr. each earned director's fees of $8,000 for the one-year period ended December 31, 2000 and Mark S. Vidergauz earned director's fees of $7,500 for the one-year period ended December 31, 2000.

Company Stock Option Plan

     Pursuant to the Plan, Messrs. Sacks and Schlosberg have each been granted options to purchase 37,500 shares of Common Stock pursuant to individual stock option agreements each dated January 30, 1998 exercisable for a ten-year period at an exercise price of $1.59 per share.

     In addition, pursuant to the Plan, Messrs. Sacks and Schlosberg have each been granted options to purchase 100,000 shares of Common Stock, which vests as follows: 9,500 on February 2, 1999; 23,500 on February 2, 2000; 23,500 on
February 2, 2001;  23,500 on  February 2, 2002;  and 20,000 on February 2, 2003,
pursuant to individual stock option agreements each dated February 2, 1999 exercisable for a ten-year period at an exercise price of $4.25 per share.

Outside Directors Stock Option Plan

     Mr. Vidergauz has been granted options to purchase 12,000 shares of the Company's common stock, pursuant to an individual stock option agreement, dated as of June 18, 1998, exercisable for a ten-year period at an exercise price of $3.27 per share, under an option plan that the Company has for its outside directors.

Certain Relationships and Related Transactions

     The description of the agreements and relationships set forth below is qualified by reference to the specific terms of such agreements and the description of such relationships set forth in reports and registration statements and exhibits thereto filed or to be filed by the Company with the SEC under the 34 Act and the Securities Act of 1933, including any post-effective amendments to the Company's registration statement on Form S-3 (No. 33-35796) and on Form S-8 (No. 333-41333). Copies of any such reports and registration statement or exhibits thereto will be provided upon written request directed to the Chairman, Hansen Natural Corporation, 1010 Railroad Street, Corona, California 92882 and payment of a fee in the amount of the Company's reasonable expenses in furnishing such documents.

     Benjamin M. Polk is a partner of Winston and Strawn and was a partner of its predecessors, Whitman, Breed, Abbott & Morgan, LLP and Whitman & Ransom, law firms retained by the Company since 1992 and in the current fiscal year.

                                 AUDIT COMMITTEE


     The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Exhibit B hereto. The Board of Directors has determined that the members of the Audit Committee are "independent," as defined in the rules of the National Association of Securities Dealers relating to audit committees, meaning that they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company.

Report of the Audit Committee

     The Audit Committee of the Board of Directors oversees the Company's financial reporting process on behalf of the Board of Directors. It meets with management and the Company's independent public accountants and reports the results of its activities to the Board of Directors. In this connection, the Audit Committee has done the following:

o Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2000 with the Company's management;

o        Discussed  with  Deloitte   &   Touche,   the   Company's   independent
         accountants,   the   matters   required  to  be  discussed  by  SAS  61
         (Codification of Statements on Auditing Standards), as amended; and

o Received written disclosure regarding independence from Deloitte & Touche as required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with Deloitte & Touche its independence.

     Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.


                                                   Audit Committee
                                                     Norman C. Epstein, Chairman
                                                     Harold C. Taber, Jr.
                                                     Mark S. Vidergauz

                                  OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors of the Company may recommend.

     It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the stamped, self-addressed envelope which has been enclosed.

                       BY ORDER OF THE BOARD OF DIRECTORS

Dated:  September 20, 2001

                                                                       Exhibit A





                           HANSEN NATURAL CORPORATION

                             2001 STOCK OPTION PLAN

                                TABLE OF CONTENTS


                                                                            Page
1.  Purpose....................................................................2
2.  Definitions................................................................2
3.  Shares Subject to the Plan.................................................3
4.  Grant of Stock Options and Stock Appreciation Rights.......................3
5.  Certificate for Awards of Stock............................................6
6.  Loans......................................................................7
7.  Beneficiary................................................................7
8.  Administration of the Plan.................................................7
9.  Amendment or Discontinuance................................................8
10. Adjustments in Event of Change in Common Stock.............................8
11. Miscellaneous..............................................................9
12. Effective Date and Stockholder Approval...................................10

                           HANSEN NATURAL CORPORATION

                             2001 STOCK OPTION PLAN



1.        Purpose


     The purpose of the Hansen Natural Corporation 2001 Stock Option Plan is to attract and retain persons of ability as employees of Hansen Natural Corporation and its subsidiaries and affiliates, and encourage such employees to continue to exert their best efforts on behalf of the Company, its subsidiaries and affiliates.


2.       Definitions


     When used herein, the following terms shall have the following meanings:

         "Beneficiary" means the beneficiary or beneficiaries designated pursuant to Section 7 to receive the benefit, if any, provided under the Plan upon the death of an Employee.


         "Board" means the Board of Directors of the Company.


         "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. (All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.)


         "Committee" means the Committee appointed by the Board pursuant to
Section 8.


         "Company" means Hansen Natural Corporation, and its successors and assigns.


         "Employee" means an employee of a Participating Company who, in the judgment of the Committee, is responsible for or contributes to the growth or profitability of the business of the Company.


         "Exchange" means the New York Stock Exchange, or if the Stock is not listed on the New York Stock Exchange, the principal exchange on which the Stock is listed or the NASDAQ system of the National Association of Securities Dealers.


         "Exchange Act" means the Securities Exchange Act of 1934.


         "Fair Market Value" means, as of any date, the mean between the reported high and low sales prices on the Exchange for one share of Stock on such date, or, if no sales of Stock have taken place on such date, the Fair Market Value of one share of Stock on the most recent date on which selling prices were reported on the Exchange. In the event that the Company's shares are not publicly traded on an Exchange, the Committee shall determine the fair market value for all purposes.

         "Option" means an option to purchase Stock subject to the applicable provisions of Section 4 and awarded in accordance with the terms of the Plan and which may be an incentive stock option qualified under Section 422 of the Code or a nonqualified stock option.


         "Option Agreement" means the written agreement evidencing each Option or SAR granted to an Employee under the Plan.


         "Participating Company" means the Company or any subsidiary of other affiliate of the Company; provided, however, for incentive stock options only, "Participating Company" means the Company or any corporation which at the time such option is granted qualifies as a "subsidiary corporation" of the Company under Section 424(f) of the Code.


         "Plan" means the Hansen Natural Corporation 2001 Stock Option Plan, as the same may be amended, administered or interpreted from time to time.


         "SAR" means a stock appreciation right subject to the appropriate requirements under Section 4 and awarded in accordance with the terms of the Plan.


         "Stock" means the common stock of the Company.


         "Total Disability" means the complete and permanent inability of an Employee to perform all of his or her duties under the terms of his or her employment with any Participating Company, as determined by the Committee upon the basis of such evidence, including independent medical reports and data, as the Committee deems appropriate or necessary.


3.       Shares Subject to the Plan

     The aggregate number of shares of Stock with respect to which awards may be granted under the Plan is 2,000,000 shares. Such shares shall be made available either from authorized and unissued shares or shares held by the Company in its treasury. If, for any reason, any shares of Stock subject to purchase or payment by exercising an Option or SAR under the Plan are not delivered or are reacquired by the Company, for reasons including, but not limited to, termination of employment, or expiration or cancellation of an Option or SAR, such shares of Stock shall again become available for award under the Plan.

4.       Grant of Stock Options and Stock Appreciation Rights

     (a) Subject to the provisions of the Plan, the Committee shall (i) determine and designate from time to time those Employees to whom Options are to be granted; (ii) determine whether such Option shall be incentive stock options or nonqualified stock options or a combination of incentive stock options and nonqualified stock options; (iii) determine the number of shares of Stock subject to each Option or the number of shares of Stock that shall be used to determine the value of an SAR; (iv) determine the time or times when and the manner in which each Option shall be exercisable and the duration of the exercise period; (v) determine whether or not all or part of each Option may be cancelled by the exercise of an SAR; and (vi) determine any other terms of each Option not inconsistent with the provisions herein; provided, however, that (A) no Option shall be granted after the expiration of ten years from the effective date of the Plan and (B) the aggregate Fair Market Value (determined as of the date an Option is granted) of the Stock for which incentive stock options granted to any Employee under this Plan may first become exercisable in any calendar year shall not exceed $100,000.

     (b) The exercise period for Options and SARs shall be no more than 10 years from the date of grant; provided, however, that the exercise period for an incentive stock option and any tandem SARs granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company (a "Ten Percent Shareholder") shall not exceed five years.

     (c) The option or SAR exercise price per share shall be determined by the Committee at the time the Option is granted and shall be at least equal to the par value of one share of Stock if the Stock has a par value; provided , however, that the exercise price for an incentive stock option and any tandem SARs shall be not less than the Stock's Fair Market Value at date of grant, or in the case of an incentive stock option and any tandem SARs granted to a Ten Percent Shareholder, 110 percent of the Fair Market Value on the date of grant, all as determined by the Committee.

     (d) No part of any Option or SAR may be exercised by an Employee until such Employee shall have (i) remained in the employ of one or more Participating Companies for such period as the Committee may specify, if any, after the date on which the Option is granted, or (ii) achieved such performance or other criteria, as the Committee may specify, if any, of the Company or any other Participating Company, and the Committee may further require exercisability in installments; provided, however, the period during which an SAR is exercisable shall commence no earlier than six months following the date the SAR is granted.

     (e) (i) If the Employee's employment terminates, he or she may exercise his or her Options or SARs to the extent that he or she shall have been entitled to do so at the date of the termination of his or her employment, at any time, or from time to time, within three months after the date of the termination of his or her employment or within such other period, and subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in Section 4(b) above.

     (ii) If an Employee who has been granted an Option or SAR dies while an Employee of a Participating Company, his or her Options or SARs may be exercised, to the extent that the Employee shall have been entitled to do so on the date of his or her death or such termination of employment, by his or her Beneficiary including, if applicable, his or her executors or administrators, at any time, or from time to time, within six months after the date of the Employee's death or within such other period, and subject to such terms and conditions as the Committee may specify, but no later than the expiration date specified in Section 4(b) above.

     (iii) If the Employee's employment by a Participating Company terminates because of his or her Total Disability, he or she may exercise his or her Options or SARs, to the extent that he or she shall have been entitled to do so at the date of the termination of his or her employment, at any time, or from time to time, within six months after the date of the termination of his or her employment or within such other period, and subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in Section 4(b) above.

     (f) If the Employee's employment terminates for any reason prior to the date all or a portion of the Options become exercisable, such nonexercisable Options shall automatically expire on the date of termination of employment. However, if the Employee's termination of employment is due to death or Total Disability, the Committee may, in its sole discretion, pay such Employee or his or her Beneficiary an amount as the Committee determines to be reasonable compensation for the expired Options.

     (g) No Option or SAR granted under the Plan shall be transferable other than by Will or by the laws of descent and distribution. During the lifetime of the optionee, an Option and SAR shall be exercisable only by him or her. Notwithstanding the foregoing, if the agreement evidencing such award so provides, an Employee may transfer any Option or SAR (other than an incentive stock option or related SAR) to the Employee's spouse, parents, children, and/or grandchildren, or to one or more trusts for the benefit of such family members, provided the Employee does not receive any consideration for the transfer. Any Option or SAR so transferred shall be subject to the same terms and conditions that applied to such Option or SAR immediately prior to its transfer (except that such transferred Option or SAR shall not be further transferable by the transferee during the transferee's lifetime).

     (h) With respect to an incentive stock option, the Committee shall specify such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify such Option as an incentive stock option within the meaning of Section 422 of the Code.

     (i) Each Option granted under the Plan shall be evidenced by a written Option Agreement, in a form approved by the Committee. Such agreement shall be subject to and incorporate the express terms and conditions, if any, required under the Plan or as required by the Committee for the form of Option granted and such other terms and conditions as the Committee may specify. Further, each such Option Agreement shall provide that unless at the time of exercise of the Option there shall be, in the opinion of counsel for the Company, a valid and effective registration statement under the Securities Act of 1933 ("'33 Act") and appropriate qualification and registration under applicable state securities laws relating to the Stock being acquired pursuant to the Option, the Employee shall upon exercise of the Option give a representation that he or she is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the resale or distribution of such shares. In the absence of such registration statement, the Employee shall be required to execute a written affirmation, in a form reasonably satisfactory to the Company, of such investment intent and to further agree that he or she will not sell or transfer any Stock acquired pursuant to the Option until he or she requests and receives an opinion of the Company's counsel to the effect that such proposed sale or transfer will not result in a violation of the '33 Act, or a registration statement covering the sale or transfer of the shares has been declared effective by the Securities and Exchange Commission, or he or she obtains a no-action letter from the Securities and Exchange Commission with respect to the proposed transfer.

     (j) Except as otherwise provided in the Plan, the purchase price of the shares as to which an Option shall be exercised shall be paid to the Company at the time of exercise either in cash or in stock already owned by the optionee, or a combination of cash and stock, or in such other consideration as the Committee deems appropriate, having a total fair market value equal to the purchase price. Alternatively, an Option may be exercised in whole or in part by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price and applicable withholding taxes, and such other documents as the Committee may determine.

     (k) Upon exercise of an SAR, the Employee shall be entitled to receive all or a portion of the excess of (i) the Fair Market Value of a specified number of shares of Stock at the time of exercise over (ii) a specified amount which shall not, subject to Section 4(j), be less than the Fair Market Value of such specified number of shares of Stock at the time the SAR is granted. Upon exercise of an SAR, payment of such excess shall be made in cash.

     (l) If the Option granted to an Employee allows the Employee to elect to cancel all or any portion of an unexercised Option by exercising a related (tandem) SAR, then the Option price per share of Stock shall be used as the specified price in Section 4(k), to determine the value of the SAR upon such exercise, and, in the event of the exercise of such SAR, the Company's obligation in respect of such Option or such portion thereof will be discharged by payment of the SAR so exercised.

     (m) No officer of the Company may be (x) awarded shares of Stock or (y) granted Options during any consecutive 24-month period for more than 1,000,000 shares of Stock (subject to adjustment pursuant to Section 10).

5.       Certificate for Awards of Stock

     (a) Each Employee entitled to receive shares of Stock under the Plan shall be issued a certificate for such shares. Such certificate shall be registered in the name designated by the Employee, and shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such shares and shall be subject to appropriate stop-transfer orders.

     (b) Shares of Stock shall be made available under the Plan either from authorized and unissued shares, or shares held by the Company in its treasury. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (i) the listing of such shares on any stock exchange on which the Stock may then be listed, (ii) the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any governmental body, which the Committee shall, in its sole discretion, determine to be necessary or advisable and (iii) the recipient's execution of a shareholders agreement providing such terms and conditions as the Committee may determine in its sole discretion.

     (c) All  certificates  for shares of Stock  delivered  under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this Section 5(c) shall not be effective if and to the extent that the shares of Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act of 1933, or if, and so long as, the Committee determines that application of such provisions is no longer required or desirable. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

     (d) Each Employee who receives Stock upon exercise of an Option shall have all of the rights of a shareholder with respect to such shares, including the right to vote the shares and receive dividends and other distributions. No Employee awarded an Option shall have any right as a shareholder with respect to any shares subject to such Option prior to the date of issuance to him or her of a certificate or certificates for such shares.

6.       Loans

     (a) The Committee may provide for supplemental loans to Employees at such time and in such manner as the Committee may determine in connection with the exercise of an Option.

     (b) Any such loan shall be evidenced by a written loan agreement or other instrument in such form and shall contain such terms and conditions, including without limitation, provisions for interest, payment schedules, collateral, events of default or acceleration of such loans or parts thereof, as the Committee shall specify; provided, however, that in the case of an incentive stock option, the interest rate set by the Committee under such an arrangement shall be no lower than that required to avoid the imputation of unstated interest under the Code and the Committee shall specify no such term or condition that would result in such Option failing to qualify as an incentive stock option.

7.       Beneficiary

     (a) Each Employee shall file with the Company a written designation of one or more persons as the Beneficiary who shall be entitled to receive the Option or SAR, if any, awarded under the Plan upon his or her death. An Employee may from time to time revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Company. The last such designation received by the Company shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Company prior to the Employee's death, and in no event shall it be effective as of a date prior to such receipt.

     (b) If no such Beneficiary designation is in effect at the time of an Employee's death, or if no designated Beneficiary survives the Employee or if such designation conflicts with law, the Employee's estate shall be entitled to receive the Option and SAR, if any, awarded under the Plan upon his or her death. If the Company is in doubt as to the right of any person to receive such Option or SAR, the Company may retain such Option or SAR, without liability for any income thereon, until the Company determines the rights thereto, or the Company may transfer such Option or SAR into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Company therefor.

8.       Administration of the Plan

     (a) The Plan shall be administered by the Compensation Committee of the Board or such other committee as appointed by the Board (the "Committee"). The Committee shall have at least two members and each member shall be a member of the Board and (unless otherwise determined by the Board) shall satisfy the "nonemployee director" requirements of Rule 16b-3 under the Exchange Act and the "outside director" provisions of Section 162(m) of the Code, or any successor regulations or provisions.

     (b) All decisions, determinations or actions of the Committee made or taken pursuant to grants of authority under the Plan shall be made or taken in the sole discretion of the Committee and shall be final, conclusive and binding on all persons for all purposes.

     (c) The Committee shall have full power, discretion and authority to interpret, construe and administer the Plan and any part thereof, and its interpretations and constructions thereof and actions taken thereunder shall be final, conclusive and binding on all persons for all purposes.

     (d) The Committee's decisions and determinations under the Plan need not be uniform and may be made selectively among Employees, whether or not such Employees are similarly situated.

     (e) The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee. Any decision or determination reduced to writing and signed by all members of the Committee shall be fully as effective as if made by unanimous vote at a meeting duly called and held.

     (f) Notwithstanding anything else herein to the contrary, Options or SARs may be granted to an Employee who is not an officer of the Company by the Board or the Executive Committee of the Board (in lieu of being granted by the Committee), in which event the Board or the Executive Committee of the Board (as the case may be) may exercise any discretionary authority with respect to such Options or SARs that would otherwise be exercisable by the Committee.

9.       Amendment or Discontinuance

     The Board may, at any time, amend or terminate the Plan. No amendment shall become effective unless approved by affirmative vote of the Company's stockholders if such approval is necessary or desirable for the continued validity of the Plan or if the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 or any successor rule under the Exchange Act or Section 162(m) of the Code or any other rule or regulation. No amendment or termination shall materially impair the rights of any person with respect to a previously granted Option or SAR without such person's consent.

10.      Adjustments in Event of Change in  Common Stock

     (a) Subject to Section 10(b), if the outstanding shares of Stock of the Company are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of stock or securities, through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Stock or other securities, then, to the extent permitted by the Company, an appropriate and proportionate adjustment shall be made in (i) the maximum number and kind of shares provided in Section 3, (ii) the maximum number and kind of shares with respect to which an officer of the Company may be granted an award pursuant to Section 4(m), (iii) the number and kind of shares or other securities subject to the outstanding Options and tandem SARs, if any, and (iv) the price for each share or other unit of any other securities subject to outstanding Options without change in the aggregate purchase price or value as to which such Options remain exercisable or subject to restrictions. Any adjustment under this Section 10(a) shall be made by the Company, whose determination as to what adjustments shall be made and the extent thereof will be final, binding and conclusive. No fractional interests will be issued under the Plan resulting from any such adjustment.

     (b) Notwithstanding anything else herein to the contrary, the Board, in its sole discretion may provide, at the time of grant of an Option or at any time thereafter, that upon the occurrence of a change in control of the Company (as determined by the Board) all or a specified portion of any outstanding Options not theretofore exercisable shall immediately become exercisable and that any Option not exercised prior to such change in control shall be canceled.

11.      Miscellaneous

     (a) Nothing in this Plan or any Option Agreement hereunder shall confer upon any employee any right to continue in the employ of any Participating Company or interfere in any way with the right of any Participating Company to terminate his or her employment at any time.

     (b) No Option or SAR granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of any Participating Company for the benefit of its employees unless any such Participating Company shall determine otherwise.

     (c) No Employee shall have any claim to an Option or SAR until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

     (d) Absence on leave approved by a duly constituted officer of a Participating Company shall not be considered interruption or termination of employment for any purposes of the Plan; provided, however, that no Option or SAR may be granted to an employee while he or she is absent on leave.

     (e) If the Committee shall find that any person to whom any Option or SAR, or portion thereof, is awarded to under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, then any payment due him or her (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Company therefor.

     (f) The right of any Employee or other person to any Option, SAR or Stock under the Plan may not be assigned, transferred, pledged or encumbered, either voluntarily or by operation of law, except as provided in Section 7 with respect to the designation of a Beneficiary or as may otherwise be required by law, and except as provided in Section 4(g). If, by reason of any attempted assignment, transfer, pledge, or encumbrance or any bankruptcy or other event happening at any time, any amount payable under the Plan would be made subject to the debts or liabilities of the Employee or his or her Beneficiary or would otherwise devolve upon anyone else and not be enjoyed by the Employee or his or her Beneficiary, then the Committee may terminate such person's interest in any such payment and direct that the same be held and applied to or for the benefit of the Employee, his or her Beneficiary or any other persons deemed to be the natural objects of his or her bounty, taking into account the expressed wishes of the Employee (or, in the event of his or her death, those of his or her Beneficiary) in such manner as the Committee may deem proper.

     (g) Copies of the Plan and all amendments, administrative rules and procedures and interpretations shall be made available to all Employees at all reasonable times at the Company's headquarters.

     (h) The Committee may cause to be made, as a condition precedent to the grant of any Option or SAR, or otherwise, appropriate arrangements with the Employee or his or her Beneficiary, for the withholding of any federal, state, local or foreign taxes.

     (i) The Plan and the grant of Options and SARs shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required.

     (j) All elections, designations, requests, notices, instructions and other communications from an Employee, Beneficiary or other person to the Committee, required or permitted under the Plan, shall be in such form as is prescribed from time to time by the Committee and shall be mailed by first class mail or delivered to such location as shall be specified by the Committee.

     (k) The terms of the Plan shall be binding upon the Company and its successors and assigns.

     (l) Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision hereof.

     (m) The Company shall have the right to require an optionee to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for Common Stock.

12.      Effective Date and Stockholder Approval

     The effective date of the Plan shall be July 1, 2001, subject to approval by a majority of the Company's stockholders at their 2001 Annual Meeting. Notwithstanding anything in the Plan to the contrary, if the Plan shall have been approved by the Board prior to such Annual Meeting, Employees may be selected and award criteria may be determined as provided herein subject to such subsequent stockholder approval.

                                                                       Exhibit B

                           HANSEN NATURAL CORPORATION
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER



STATEMENT OF POLICY

The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function (if any), the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

The Audit Committee fulfills its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels.

COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship with management and of the Company that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

The members of the Committee shall be elected by the Board at an annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.


RESPONSIBILITIES AND PROCESSES

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

o The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall review and recommend to the Board the selection of the Company's independent auditors, subject to shareholders' approval.

o The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

o The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The Chair of the Committee may represent the entire Committee for the purposes of this review.

o The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                           HANSEN NATURAL CORPORATION

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 26, 2001

The undersigned hereby appoints Rodney C. Sacks and Hilton H. Schlosberg, or either of them, with full power of substitution as proxyholders to represent and to vote, as designated on the reverse hereof, the common stock of the undersigned at the Annual Meeting of Stockholders of the Company to be held on October 26, 2001, and any adjournments thereof.

                  (Continued and to be signed on reverse side)

       Please mark your
  X    votes as in this
-----  example.


The Board of Directors Recommends a Vote "For" All Proposals.


                 FOR all nominees          WITHHOLD
                  below at right           AUTHORITY
                   (except as        to vote for all nominees
                 instructed below)       listed at right

1. To elect six                                           NOMINEES:
   Directors                                              Rodney C. Sacks
                    -------                -------        Hilton H. Schlosberg
                                                          Benjamin M. Polk
INSTRUCTION:  To withold authority                        Norman C. Epstein
to vote for any individual nominee,                       Harold C. Taber, Jr.
strike through the name of the                            Mark S. Vidergauz
nominee(s) for whom authority is
withheld.


                                                     FOR      AGAINST    ABSTAIN
2. To approve and adopt the Hansen Natural
   Corporation 2001 Stock Option Plan
                                                   -------    -------    -------

3. To ratify the appointment of Deloitte &
   Touche as independent auditors.                 -------    -------    -------



The shares represented in this proxy card will be voted as directed above.
IF NO DIRECTION IS GIVEN AND THE PROXY CARD IS VALIDLY EXECUTED, THE SHARES WILL BE VOTED FOR ALL LISTED PROPOSALS. IN THEIR DISCRETION, THE PROXYHOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY.


SIGNATURE                  DATE         SIGNATURE                  DATE
         ----------------      --------          -----------------     --------
              TITLE                                    TITLE

Important: Sign exactly as your name appears above hereof. Give full title of executor, administrator, trustee, guardian, etc. Joint owners should each sign personally.